                             AIM SUMMIT FUND, INC.
                                 CLASS I SHARES


                        Supplement dated March 15, 1999
                     to the Prospectus dated March 1, 1999


Effective as of March 15, 1999, the following information replaces in its entirety the 5th bullet point appearing under the heading "PORTFOLIO MANAGERS" on page A-4 of the Prospectus:


       " o Michael J. Fulginiti, Senior Product Manager with the subadvisor, who has been responsible for the fund since 1999 and has been associated with NationsBank, N.A. since 1992, and the subadvisor since 1996."